Exhibit 10.17

FIRST AMENDMENT TO LOAN AGREEMENT
This First Amendment to Loan Agreement, dated as of November 20, 2015 (this “Agreement”) is among KEY ENERGY SERVICES, INC., a Maryland corporation (the “Company”), KEY ENERGY SERVICES, LLC, a Texas limited liability company (“Key Energy LLC”, and together with the Company, collectively, “Borrowers”), certain subsidiaries of the Borrowers as Guarantors, Lenders party to this Agreement and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, certain subsidiaries of Borrowers as Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, and Bank of America, N.A. and Wells Fargo Bank, National Association, as Co-Collateral Agents, are parties to that certain Loan and Security Agreement dated as of June 1, 2015 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein having the definitions provided therefor in the Loan Agreement) and to certain other documents executed in connection with the Loan Agreement; and
WHEREAS, the Borrowers and the Lenders are willing to amend certain provisions of the Loan Agreement, and have agreed to such amendments on terms and subject to conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
NOW, THEREFORE, the parties hereto agree as follows:
1.Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

1.1    Schedule 1.1 to the Loan Agreement is amended and restated as Schedule 1.1 attached to this Agreement.

1.2    Section 13.1.1 of the Loan Agreement is amended by replacing the following sentence appearing therein:

“In addition to the foregoing, each Secured Party hereby irrevocably authorizes the Administrative Agent, at Administrative Agent’s option and discretion, to enter into, or amend, the Intercreditor Agreement (or similar agreements with the same or similar purpose) and any other subordination or intercreditor agreement to effect the subordination of Liens securing Obligations under the Loan Documents contemplated by Sections 10.2.1(i) and 10.2.1(j) as agent for and on its behalf in accordance with the terms specified in this Agreement.”
with the following sentence:
“In addition to the foregoing, each Secured Party hereby irrevocably authorizes the Administrative Agent (x) to enter into the Intercreditor Agreement and (y) with the consent of Required Lenders, such consent not to be unreasonably withheld or delayed, (i) to amend the Intercreditor Agreement, (ii) enter into, or amend, similar agreements with the same or similar purpose, as agent for and on its behalf in accordance with the terms specified in this Agreement and (iii) to enter into, or amend, any other subordination or intercreditor agreement to effect the subordination of Liens securing Obligations under the Loan Documents contemplated by Sections 10.2.1(i) and 10.2.1(j) as agent for and on its behalf in accordance with the terms specified in this Agreement.”
2.No Other Amendments or Waivers.

This Agreement, and the terms and provisions hereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 1 hereof, the Loan Agreement shall remain unchanged and in full force and effect. Except as expressly set forth in Section 1 hereof, the execution, delivery, and performance of this Agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Loan Agreement or other Loan Documents, and shall not operate as a consent to any further or other matter, under the Loan Documents.
3.Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent on the date hereof:

3.1    Execution of Agreement. Each Obligor, Administrative Agent and Required Lenders shall have duly executed and delivered this Agreement.

4.Representations and Warranties. Each Obligor hereby jointly and severally represents and warrants to Administrative Agent and Lenders, that this Agreement has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.[Reserved].

6.Miscellaneous.

6.1    Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

6.2    Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

6.3    Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

6.4    Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties and their respective successors and assigns.

6.5    References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

6.6    Loan Document. This Agreement shall be deemed to be and shall constitute a Loan Document.

6.7    Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Loan Agreement. The Loan Agreement and each of the Loan Documents remain in full force and effect.

6.8    Entire Agreement. This constitute the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter thereof.

6.9    Counterparts; Execution. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Administrative Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
KEY ENERGY SERVICES, INC.
By _________________________
Name:
Title:
KEY ENERGY SERVICES, LLC.
By _________________________
Name:
Title:
GUARANTOR:
KEY ENERGY MEXICO, LLC

By _________________________
Name:
Title:

[Signature Page to First Amendment to
Loan Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent,
and a Lender

By _________________________
Name:
Title:

[Signature Page to First Amendment to
Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSCIATION, s a Lender

By _________________________
Name:
Title:

[Signature Page to First Amendment to
Loan Agreement]

COMERICA BANK, as a Lender

By _________________________
Name:
Title:

[Signature Page to First Amendment to
Loan Agreement]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By _________________________
Name:
Title:

[Signature Page to First Amendment to
Loan Agreement]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By _________________________
Name:
Title:

By _________________________
Name:
Title:

[Signature Page to First Amendment to
Loan Agreement]

SCHEDULE 1.1
to
Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	Revolver Commitment	Total Commitments
Bank of America, N.A.	$40,000,000.00	$40,000,000.00
Wells Fargo Bank, National Association	$32,700,000.00	$32,700,000.00
Siemens Financial Services, Inc.	$16,150,000.00	$16,150,000.00
Comerica Bank	$7,150,000.00	$7,150,000.00
Amegy Bank National Association	$4,000,000.00	$4,000,000.00
		$100,000,000.00